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Draft dated 1-2-01
For discussion purpose only

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2001

LIFE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

0-22193
(Commission File No.)

DELAWARE	33-0743195
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

10540 Magnolia Avenue, Suite B, Riverside, CA	92503-1814
(Address of Principal Executive Offices)	(Zip Code)

(909) 637-4000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Item 5  Other Events

    The attached press release was published on October 29, 2001.

ITEM 7.  EXHIBITS

1	Press release dated October 29, 2001

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFE FINANCIAL CORPORATION
Dated: November 2, 2001	By:	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer

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Item 5 Other Events
ITEM 7. EXHIBITS
SIGNATURES